August 2023 Investor Presentation Exhibit 99.3

Forward-Looking Statements This presentation contains forward-looking statements relating to future events and expectations, including our expectations (i) for our future financial and operational results (including expectations for future growth); (ii) regarding capital expenditures and the results of investments in research and design; (iii) regarding electricity consumption from renewable sources; (iv) regarding growth in the markets we serve including industrial, communications, electronics, and instrumentation; (v) regarding the growth in the datacom transceiver global market and opportunity by laser type; (vi) regarding our capitalization for future growth; (vii) regarding value creation from cost synergies; (viii) regarding cost reductions from restructuring actions; and (ix) regarding floating rate debt exposure reduction, each of which, is based on certain assumptions and contingencies. The forward-looking statements are made pursuant to the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995 and relate to the Company’s performance on a going-forward basis. The forward-looking statements in this investor presentation involve risks and uncertainties, which could cause actual results, performance or trends to differ materially from those expressed in the forward-looking statements herein or in previous disclosures. The Company believes that all forward-looking statements made by it in this presentation have a reasonable basis, but there can be no assurance that management’s expectations, beliefs, or projections as expressed in the forward-looking statements will actually occur or prove to be correct. In addition to general industry and global economic conditions, factors that could cause actual results to differ materially from those discussed in the forward-looking statements in this presentation include but are not limited to: (i) the failure of any one or more of the assumptions stated herein to prove to be correct; (ii) the risks relating to forward-looking statements and other “Risk Factors” discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2022 and additional risk factors that may be identified from time to time in filings of the Company; (iii) the substantial indebtedness the Company incurred in connection with its acquisition of Coherent, Inc. (the “Transaction”), the need to generate sufficient cash flows to service and repay such debt and the Company’s ability to generate sufficient funds to meet its anticipated debt reduction goals; (iv) the possibility that the Company may not be able to continue its integration progress on and/or take other restructuring actions, or otherwise be able to achieve expected synergies, operating efficiencies, including greater scale, focus, resiliency, and lower operating costs, and other benefits within the expected time-frames or at all and ultimately to successfully fully integrate the operations of Coherent, Inc. (“Coherent”) with those of the Company; (v) the possibility that such integration and/or the restructuring actions may be more difficult, time-consuming or costly than expected or that operating costs and business disruption (including, without limitation, disruptions in relationships with employees, customers or suppliers) may be greater than expected in connection with the Transaction and/or the restructuring actions; (vi) any unexpected costs, charges or expenses resulting from the Transaction and/or the restructuring actions; (vii) the risk that disruption from the Transaction and/or the restructuring actions materially and adversely affects the respective businesses and operations of the Company and Coherent; (viii) potential adverse reactions or changes to business relationships resulting from the completion of the Transaction and/or the restructuring actions; (ix) the ability of the Company to retain and hire key employees; (x) the purchasing patterns of customers and end users; (xi) the timely release of new products, and acceptance of such new products by the market; (xii) the introduction of new products by competitors and other competitive responses; (xiii) the Company’s ability to assimilate other recently acquired businesses, and realize synergies, cost savings, and opportunities for growth in connection therewith, together with the risks, costs, and uncertainties associated with such acquisitions; (xiv) the Company’s ability to devise and execute strategies to respond to market conditions; (xv) the risks to realizing the benefits of investments in R&D and commercialization of innovations; (xvi) the risks that the Company’s stock price will not trade in line with industrial technology leaders; and/or (xvii) the risks of business and economic disruption related to the currently ongoing COVID-19 outbreak and any other worldwide health epidemics or outbreaks that may arise. The Company disclaims any obligation to update information contained in these forward-looking statements, whether as a result of new information, future events or developments, or otherwise. Unless otherwise indicated in this presentation, all information in this presentation is as of August 18, 2023. This presentation contains non-GAAP financial measures and key metrics relating to the Company’s past performance. These non-GAAP financial measures are in addition to, and not as a substitute for or superior to, measures of financial performance prepared in accordance with U.S. GAAP. There are a number of limitations related to the use of these non-GAAP financial measures versus their nearest GAAP equivalents. For example, other companies may calculate non-GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measures as tools for comparison. As required by Regulation G, we have provided reconciliations of those measures to the most directly comparable GAAP measures, which are available in the Appendix.

Patents(1) COHERENT at a Glance From a Foundation of Materials and Imagination, We Enable Exciting Megatrends 1971 Year Founded COHR NYSE 126 Locations 3,000+ 26,000+ Employees(2) FY23 Revenue $5.2 B 24 Countries VERTICAL INTEGRATION Materials, Components, Subsystems, Systems and Service 2,400+ Research & Development(1) Available Market(1) $64 B As of June 30, 2023

Building Momentum for 50 Years One of the largest photonics and compound semiconductor companies Materials expertise drives differentiation in multiple growing markets Vertically integrated, diverse global manufacturing footprint History of insightful targeting and successful integration of strategic acquisitions Experienced management team with a successful track record Strong execution and resilient growth

Half a billion dollars in annual R&D Investment Combined R&D and capex spend expected to be highest in industry and to accelerate breakthroughs, time-to-market and time-to-scale advantages Increased scale improves competitiveness and drives more strategic dialogue with customers Will enable better alignment of organic and inorganic investments to market demand Drives profitability and targeted returns “We are mainly constrained by the quality of our materials and the limits of our imaginations.” Dr. Carl J. Johnson Co-founder and first CEO of the Company

Figures prior to FY2019 do not reflect the adoption of ASC 606. Prepared in accordance to ASC 805. Includes the revenue of Finisar in Q1FY20 prior to the acquisition date of 9/24/20. Not calculated in accordance with Article 11 of SEC regulation S-X. Insightful Targeting and Integration of Strategic Acquisitions Revenue(1) ($B) CAGR 25% 10 Years of Continuous Revenue Growth 2022 - Laser sources & systems 2019 - Indium phosphide technology platform 2016 - Epitaxial wafer and SiC electronic devices 2013 - Gallium arsenide technology platform 2010 - Optical networks & China market 5 Transformative Acquisitions

Our Products Responsible sourcing Environment People Governance Innovation and impact Product quality and lean manufacturing Conflict materials and traceability Human rights Supplier diversity Supplier engagement Climate and energy management in our operations Waste management Environmental, health, and safety Diversity, equity, and inclusion Talent acquisition Talent management Employee management Employee wellness Community engagement Corporate governance Ethical business conduct and compliance Enterprise risk management Data privacy and security Corporate Social Responsibility OUR 5 ESG PILLARS We are focused on making the world safer, healthier, closer, and more efficient. PRODUCTS AND TECHNOLOGY Investing to help the world transition to cleaner energy solutions, including: Silicon Carbide for power electronics Advanced Lithium Selenium Sulfur batteries EV battery recycling solution BOARD DIVERSITY 12 total Board members 5 of 12 (42%) are ethnically diverse 2 Board members are women 11 of 12 (92%) are independent 7 new directors over the past 5 years CARBON FOOTPRINT REDUCTION IS A PRIORITY Electricity consumption from renewal sources is expected to reach 50% of all electricity consumption in FY23. The electricity consumption at dozens of sites is 100% from renewable sources. This includes multiple sites across the U.S. and China, and all sites in Europe. On-site solar systems deployed at multiple locations and more sites being considered.

$5.2 Billion of Revenue in FY23 Revenue by region is based on customer headquarter addresses. Industrial Communications Electronics Instrumentation North America Europe China Other Materials Lasers Networking Korea & Japan

Three REPORTING Segments MATERIALS NETWORKING LASERS

4 GROWING MARKETS SERVED: AGGREGATE $64B TAM



INDUSTRIAL

TAM: $22B
CAGR: 9%

Sources: Optech Consulting, TechInsight, Strategies Unlimited, SEMI, Internal Estimates, DSCC



COMMUNICATIONS

TAM: $23B
CAGR: 14%

Sources: LightCounting, Omdia, Cignal AI, Yole, Dell'Oro Internal Estimates



ELECTRONICS

TAM: $14B
CAGR: 20%

Sources: IDC, Morgan Stanley, Research & Markets, Forbes, Yole, Strategy Analytics, IdTechEx, Internal Estimates



INSTRUMENTATION

TAM: $5B
CAGR: 8%

Sources: Strategies Unlimited, Markets & Markets, SDI (Strategic Directions), Internal Estimates

Note: TAM based on CY2023; CAGR based on 2023-28 timeframe.

COHERENT

Copyright 2023, Coherent. All rights reserved.

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Industrial Precision manufacturing Giga factories for EV battery processing Advanced medical devices Additive manufacturing Semiconductor & display capital equipment Increasing laser content from ingot to packaged ICs OLED for mobile and micro-LED for high-end TV and large displays Aerospace and defense PRODUCTS Fiber lasers for laser welding of batteries UV lasers for OLED manufacturing Laser systems, subsystems, and processing heads Laser components, optics, crystals Ceramics, metal matrix composites, and diamond VALUE PROPOSITION 50 years of experience in laser technology Long term technology partner across all laser architectures Broadest spectrum of laser and systems technologies One stop shop for processing equipment Productivity enhancement through innovation and knowhow MARKET VERTICALS AND MEGATRENDS

Communications Datacom Increasing spend on cloud infrastructure Artificial Intelligence/Machine Learning Telecom Open systems SATCOM and integration to terrestrial networks 100 to 800 Gbps datacom transceivers Pluggable coherent transceivers Wavelength selective switches (WSS) Pluggable optical line subsystems (POLS) Terrestrial and submarine pump lasers InP edge emitting lasers and GaAs VCSELs Largest supplier of optical communications components Vertically integrated from material through subsystems Industry pioneer in broad range of technology platforms Industry leading investments in R&D Global and flexible manufacturing footprint PRODUCTS VALUE PROPOSITION MARKET VERTICALS AND MEGATRENDS

ELECTRONICS



MARKET VERTICALS AND MEGATRENDS

Consumer electronics

- Advanced sensing
- AR/VR
- Wearables as health monitors

Automotive

- Increasing SiC electronics content in EVs
- Automotive sensing: in-cabin and LiDAR

Wireless

- 5G growth and 6G

PRODUCTS

- GaAs and InP optoelectronics
- VCSELs and edge emitting lasers
- Laser illumination modules
- Wafer level optics and subassemblies
- Waveguide materials, diffractive optics
- Silicon carbide substrates and epiwafers
- SiC MOSFET devices

VALUE PROPOSITION

- Broadest portfolio of optoelectronics, optics, and electronics
- High-volume consumer electronics experience
- 6-inch gallium arsenide platform
- 200 mm silicon carbide platform
- World-class indium phosphide platform
- Decades of investment in high quality silicon carbide substrates
- Investing $1 billion over 10 years in silicon carbide
- Cross-functional engineering and integration expertise

COHERENT

INNOVATIONS THAT RESONATE

Copyright 2023, Coherent. All rights reserved.

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instrumentation Materials, optics, lasers, and thermoelectrics Components to subassemblies and subsystems Optical, mechanical, electrical and software integration ISO 9001 & 13485 Life sciences (biotechnology, medical, and environmental) and scientific segment solutions Custom solutions from proof-of-concept to manufacturing at scale Rapid time to market of complete turnkey subassemblies and systems Broad product portfolio to support a wide range of applications Extensive technology innovation for next-generation capabilities Global manufacturing footprint and flexible supply chain partners Smart healthcare evolution, largely based on technology Point-of-care diagnostics Personalized medicine Environmental sustainability Advanced instrumentation PRODUCTS VALUE PROPOSITION MEGATRENDS

Financial Highlights Fiscal Year 2023 – Q4

Operating Income (Loss) Q4 FY23 financial highlights Revenue $1.2B $2.7B Backlog ($155.2M) GAAP $185.1M Non-GAAP Earnings (Loss) Per Share ($1.54) GAAP $0.41 Non-GAAP (1) Revenue by region is based on customer headquarter addresses Industrial Communications Electronics Instrumentation North America Europe China Korea and Japan Other REVENUE BY REGION(1) REVENUE BY END MARKET

All non-GAAP amounts exclude certain adjustments for share-based compensation, acquired intangible amortization expense, certain one-time transaction expenses, debt extinguishment expense, fair value measurement period adjustments and restructuring and related items. See Appendix for reconciliation to most comparable GAAP measures. Includes the results od both II-VI Incorporated and Coherent, Inc. for the three months ended June 30, 2022 Lower Q4 FY23 primarily driven by lower revenue and short term capacity underutilization Transitory interruption of longer-term expansion trend Non-GAAP Gross and Operating Margins(1) Q4 FY23 Operating Margin Proforma(2)

Artificial Intelligence Driving growth in the cloud and beyond

DATACOM Transceiver Global Market $M Source: LightCounting, Internal Estimates 200G and higher data-rate transceivers >65% of our revenue $1.3 billion in sales in datacom in FY23 800G and higher data-rate transceivers > 50% of the total available market by 2027

Datacom transceiver opportunity by laser type CY23 Total $5.1 B CY28 Total $11.4 B Datacom Transceivers for AI growing at a 44% CAGR (‘23 – 28) Source: LightCounting, Internal Estimates

Silicon Carbide Electrification of transportation Sustainability of the planet

Power Electronics for Green and clean Energy ELECTRIC VEHICLES SOLAR & WIND ENERGY SMART GRID POWER SWITCHING

NOW, NEXT, and Beyond Silicon Carbide Materials 100 mm 150 mm 3 inch 200 mm 2015 World’s First 200 mm Demonstrated 2019 4H n-Type 6H SI 2021 Back-end Processing in China 2024     Manufacturing 2012 Demonstrated 2013 Manufactured 2005 Demonstrated 2007 High Quality Wafer 2009 Manufactured Demonstrated 2004 Manufactured 2 inch 2000 Manufactured Wafer Size What’s next: Targeting the world’s first 300 mm demonstration Two decades of innovation

SiC Modules SiC Devices SiC Chips SiC Epiwafers SiC Substrates Accelerating Time-to-Market II-VI and GE Technology II-VI and GE Technology II-VI and GE Technology II-VI (3DSiC®) II-VI JUNE 2020 - Licensed technology from GE to manufacture silicon carbide devices and modules for power electronics.  APRIL 2021 - Expanded SiC wafer finishing manufacturing footprint in China. FEBRUARY 2022 - Qualified 1200 V SiC MOSFET and expanded relationship with GE. Vertical Integration

Acquisition of Coherent

Leader in Technology for Display Manufacturing Market trends: OLED display manufacturing technology in the process of moving from Gen 6 to Gen 8 for improved economies of scale Deployments in Korea and China Revenue for Micro-LED display manufacturing will become material around FY25 Micro-LEDs address incremental markets: higher brightness TVs and wall-size displays Market Size for equipment and services: $450-$550M in FY27 (internal estimates) Leading laser & system capabilities: Line Beam systems for display backplane annealing (ELA) Line Beam systems for Laser Lift Off (LLO) Ultrafast lasers for OLED display cutting Micro-Led UV Laser Transfer systems

FOCUSING ON GROWTH APPLICATIONS AS LASERS PENETRATE RAPIDLY GROWING ADDRESSABLE MARKETS



PRECISION MANUFACTURING

TAM: $9B, CAGR: 8%

- EV battery welding
- Medical device manufacturing
- Consumer goods manufacturing

Sources: Optech Consulting - Laser Market Data, Internal Estimates



SEMICONDUCTOR CAPITAL EQUIPMENT

TAM: $4B, CAGR: 7%

- Enabling mobile communications, cloud, automotive, and IoT
- Acceleration in wafer fab investments for inspection
- Next generation wafer fab tools
- Pulsed laser deposition

Sources: Strategies Unlimited 2021, SEMI, DSCC, Tehlnsight, Internal Estimates



LIFE SCIENCES & RESEARCH

TAM: $5B, CAGR: 8%

- Personalized medicine
- Diagnostic and drug discovery
- Disease detection and treatment

Sources: Strategies Unlimited, Markets & Markets, Verified Market Research, Market researcg Future, Mordor Intelligence, SDI (Strategic Directions), Internal Estimates

Note: TAM based on CY2023; CAGR based on 2023-28 timeframe.

COHERENT

Copyright 2023, Coherent. All rights reserved.

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Significant Value Creation Potential from Coherent Cost Synergies Year 1 Synergies Achieved Expected Synergies within 3 years Cost of Goods Sold Supply chain management – procurement Infeed – Internal supply of enabling materials and components Operational efficiencies at scale $40M $150M Operating Expenses More efficient R&D with scale Development cost savings Consolidation of corporate costs Global functional model efficiencies $33M $100M TOTAL $73M $250M

WELL CAPITALIZED FOR FUTURE GROWTH[1]

External Financing Sources

Debt	▪ $3.4B secured term loans ▪ $990M high yield bonds ▪ $348M revolver availability
Convertible Preferred Equity	▪ $2.15B series B investment from Bain Capital ▪ Coupon: 5%, 4-year payable-in-kind, cash pay option thereafter ▪ Conversion price of $85.00 per share

Leverage

Total Debt	$4.4 billion	2.9x(1)
Cash	$0.8 billion	
Net Debt	$3.6 billion	2.4x(1)
PF Combined TTM Adj EBITDA(1)	$1,508 million (incl. $177M synergies +$92M additional cost savings)	

Fully-Diluted Shares Outstanding(2)

COHR basic shares	139M
Stock comp shares	2M
Series A preferred equity	10M(3)
Series B preferred	27M
Pro forma FDSO	**178M**

(1) Reflects, as of 6/30/2023, using pro forma TTM combined adj EBITDA at 6/30/23, including $269 million of future expected cost savings within 36 months. Not calculated in accordance with Article 11 of SEC regulation S-X.

(2) Balances assuming all securities are dilutive as of 6/30/23. Not calculated in accordance with Article 11 of SEC regulation S-X.

(3) Series A fully converted into 10.2 million shares of common post-FY4Q23 close on 7/3, which also eliminated Series A preferred dividend of $27.6 million per annum.

COHERENT

Copyright 2023, Coherent. All rights reserved.

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Debt exposed to Floating Rates Decreases during FY24 Debt exposed to floating rates makes up 43% of capital structure by June 30, 2024 58% 47% 43% 1.92% Interest Rate Cap 1.42% Interest Rate Swap 5.0% High Yield Bonds

Financial Appendix

Significant Cost Reductions from Restructuring Announced on May 10, 2023 Cumulative savings for the period of FY23 to FY25 $200M to $300M Annual savings by FY25 $100-125M Cost to achieve savings $150M to $200M

Mapping Into Four Markets Wireless Consumer Electronics Automotive ELECTRONICS Precision Manufacturing Semiconductor Capital Equipment Display Capital Equipment Aerospace & Defense INDUSTRIAL COMMUNICATIONS Communications INSTRUMENTATION Life Sciences Scientific Instrumentation Communications Optical Communications Wireless Precision Manufacturing Microelectronics Aerospace & Defense Instrumentation Industrial Semiconductor Capital Equipment Aerospace & Defense Life Sciences Consumer Electronics Automotive II-VI COHERENT

FY22 Revenue by FY23 Market Segments End Market Distribution of Full Year FY22 Revenue Companies FY22 Revenue Communications Industrial Electronics Instrumentation II-VI Incorporated $3,317M 65% 23% 9% 3% Coherent, Inc.(1) $1,520M(1) 0% 75% 0% 25% Proforma Combined(2) $4,837M(2) 45% 39% 6% 10% Coherent Revenue 6/30/22 TTM. Proforma non-GAAP revenue combines II-VI FY22 revenue (as of FYE 6/30/22) and Coherent 6/30/22 TTM. Not calculated in accordance with Article 11 of SEC regulation S-X.

End Market Distribution of Q4FY23 QTD Revenue Reported Segments Q4FY22 Revenue(1) Q4FY23 Revenue Q4FY23/ Q4FY22 Revenue Growth Q4FY23 Op Margin – GAAP / Non-GAAP Industrial Communications Electronics Instrumentation Materials Segment $297M $288M (3)% (23%) / 24% 53% 5% 36% 6% Networking Segment $590M $585M (1)% (1%) / 14% 3% 95% 0% 2% Lasers Segment $374M(2) $333M (11)% (25)% / 11% 72% 0% 0% 28% Proforma Combined(3) $1,261M(1) $1,205M (4%) (13%) / 15% 34% 47% 9% 10% Segment Revenue by End Markets for Q4FY23 QTD Proforma non-GAAP revenue combines II-VI Q4 FY22 revenue (as of 6/30/22) and Coherent 3 months ending 6/30/22. Not calculated in accordance with Article 11 of SEC regulation S-X. Coherent revenue 3 months ending 6/30/22. Amounts may not recalculate due to rounding.

End Market Distribution of Full Year FY23 Reported Segments FY22 Revenue(1) FY23 Revenue FY23/ FY22 Revenue Growth FY23 Op Margin – GAAP / Non-GAAP Industrial Communications Electronics Instrumentation Materials Segment $1,119M $1,350M 21% 12% / 26% 45% 5% 46% 4% Networking Segment $2,198M $2,341M 7% 10% / 17% 3% 95% 0% 2% Lasers Segment $1,521M(2) $1,469M (3)% (29%) / 15% 74% 0% 0% 26% Proforma Combined $4,838M(1) $5,160M 7% (1%) / 19% 34% 44% 13% 9% Segment Revenue by End Markets for FULL YEAR FY23 Proforma non-GAAP revenue combines II-VI FY22 and Coherent 12 months ending 6/30/22. Not calculated in accordance with Article 11 of SEC regulation S-X. Coherent revenue 12 months ending 6/30/22.

Cash flow for acquisitions Operating Cash Flow Operating cash flow should only include the movement in the original assets/liabilities and amortization of purchase price accounting from the date of acquisition to the close of the period. It does not include the value of of the original assets/liabilities. The cash outflow for the net assets acquired is an investing cash outflow. Example: Ending Balance Trade A/P – Beginning Balance Trade A/P – Acquired Trade A/P +/- FX Impact +/- Increase/Decrease in Trade A/P for Fixed Assets Increase/Decrease in Cash from Changes in Trade A/P Includes interest payments, including payments for ticking fees. Investing Cash Flow Includes the fair value of cash consideration less the acquired net assets and extinguishment of certain obligations, net of cash acquired. Financing Cash Flow Includes the gross proceeds of the acquisition financing, including the Term A and Term B facilities and issuance of Series B Preferred Shares used to finance the acquisition, net of payments on existing debt. Also includes the cash outflow for the debt issuance costs and equity issuance costs associated with the above.

Reconciliation of GAAP Measures to Non-GAAP Measures

Reconciliation of GAAP Measures to Non-GAAP Measures

Reconciliation of GAAP Measures to Non-GAAP Measures